Composition of certain financial statement captions - Schedule of Finite Lived Intangible Assets Future Amortization Expense (Detail) - USD ($) $ in Thousands	Oct. 31, 2019	Jan. 31, 2019	Jan. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
2020	$ 60	$ 238
2021	238	238
2022	238	238
2023	238	238
2024	224	224
2025-thereafter	260	261
Net carrying value	$ 1,258	$ 1,437	$ 0